EXHIBIT 23.1

                          INDEPENDENT AUDITOR'S CONSENT



We consent to the incorporation by reference in Registration Statement Nos. 333-36560 and 333-53710 of XDOGS, Inc. (formerly known as Xdogs.com and The Sled Dogs Company) on Form S-8 of our report dated June 26, 2000, appearing in this Annual Report on Form 10-KSB/A (No. 2) of XDOGS, Inc. for the year ended March 31, 2001.


                                             /s/ McGladrey & Pullen, LLP
                                             ---------------------------
                                             McGladrey & Pullen, LLP


Minneapolis, Minnesota
November 13, 2001